UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2010

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 7th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-220-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2010, Bancinsurance Corporation (the "Company") amended its existing unsecured revolving credit facility by entering into a First Modification of Amended and Restated Credit Agreement (the "Amendment") by and between the Company, as borrower, and Fifth Third Bank (the "Bank"), as lender, and executing and delivering to the Bank a Twelfth Amendment and Restatement of the Note (the "Note").

The Amendment and the Note modified the terms of the Amended and Restated Credit Agreement (the "Credit Agreement") dated June 15, 2006 by and between the Company, as borrower, and the Bank, as lender, in the following respects:

• the revolving line of credit available under the Credit Agreement was decreased from $10.0 million to $5.0 million;

• the maturity date of the Credit Agreement was extended from June 30, 2010 to June 29, 2011;

• the interest rate payable on outstanding borrowings under the Credit Agreement was changed from the Prime Rate (as defined in the Credit Agreement) minus 0.75% to the LIBO Rate (as defined in the Note) plus 2.60%; and

• The debt service coverage ratio covenant in the Credit Agreement was modified to exclude from its calculation equity based compensation expense and other-than-temporary impairment charges.

All other terms of the Credit Agreement remained unchanged and continue in full force and effect. As of June 17, 2010, the Company did not have any outstanding borrowings under the Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the Amendment and the Note, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

In the ordinary course of business, the Company from time to time sells insurance products to the Bank and uses the Bank’s custodial and banking services. In addition, the Company is a party to a Split Dollar Insurance Agreement with the Bank, as Trustee of the Si and Barbara K. Sokol Irrevocable Trust.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above relating to the Company’s entry into the Amendment and the Note is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1 First Modification of Amended and Restated Credit Agreement effective June 17, 2010 by and between Bancinsurance Corporation and Fifth Third Bank.

4.2 Twelfth Amendment and Restatement of Note dated June 17, 2010 by and between Bancinsurance Corporation and Fifth Third Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

June 18, 2010	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	First Modification of Amended and Restated Credit Agreement effective June 17, 2010 by and between Bancinsurance Corporation and Fifth Third Bank.
4.2	Twelfth Amendment and Restatement of Note dated June 17, 2010 by and between Bancinsurance Corporation and Fifth Third Bank.